Exhibit 21

SUBSIDIARIES OF AMERICAN TOWER CORPORATION

Subsidiary	Jurisdiction of Incorporation or Organization

10 Presidential Way Associates, LLC	Delaware
52 Eighty Partners, LLC	Delaware
52 Eighty Tower Partners I, LLC	Delaware
ACC Tower Sub, LLC	Delaware
ActiveX Telebroadband Services Private Limited	India
Adquisiciones y Proyectos Inalámbricos, S. de R. L. de C.V.	Mexico
Alternative Networking LLC	Florida
American Tower Asset Sub II, LLC	Delaware
American Tower Asset Sub, LLC	Delaware
American Tower Charitable Foundation, Inc.	Delaware
American Tower Delaware Corporation	Delaware
American Tower Depositor Sub, LLC	Delaware
American Tower do Brasil – Cessão de Infraestruturas S.A.	Brazil
American Tower do Brasil – Comunicação Multimídia Ltda.	Brazil
American Tower España, S.L. (2)	Spain
American Tower Guarantor Sub, LLC	Delaware
American Tower Holding Sub II, LLC	Delaware
American Tower Holding Sub, LLC	Delaware
American Tower Inmosites, S.L.U. (3)	Spain
American Tower International Holding I LLC	Delaware
American Tower International Holding II LLC	Delaware
American Tower International, Inc.	Delaware
American Tower Investments LLC	California
American Tower Latam, S.L.U.	Spain
American Tower LLC	Delaware
American Tower Management, LLC	Delaware
American Towers LLC	Delaware
AppleCore GP LLC (5)	Delaware
AppleCore LP (1)	Delaware
Appleseed Holdco REIT LLC (3)	Delaware
Applestem LP	Delaware
AT Atlantic Holding LLC (1)	Delaware
AT Iberia C.V. (2)	Netherlands
AT Kenya C.V.	Netherlands
AT Netherlands C.V.	Netherlands
AT Netherlands Coöperatief U.A	Netherlands
AT Rhine C.V. (2)	Netherlands
AT Sher Netherlands Coöperatief U.A.	Netherlands
AT South America C.V.	Netherlands
ATC Africa Holding B.V.	Netherlands

ATC Africa Shared Services (Pty) Ltd	South Africa
ATC Antennas Holding LLC	Delaware
ATC Antennas LLC	Delaware
ATC Argentina Coöperatief U.A.	Netherlands
ATC Argentina Holding LLC	Delaware
ATC Asia Pacific Pte. Ltd.	Singapore
ATC Atlantic C.V. (2)	Netherlands
ATC Atlantic I B.V. (2)	Netherlands
ATC Atlantic II B.V. (3)	Netherlands
ATC Atlantic IV B.V. (2)	Netherlands
ATC Backhaul LLC	Delaware
ATC Brasil – Serviços de Conectividades Ltda.	Brazil
ATC Brazil Holding LLC	Delaware
ATC Brazil I LLC	Delaware
ATC Brazil II LLC	Delaware
ATC Burkina Faso S.A.	Burkina Faso
ATC Canada ULC	Canada
ATC Chile Holding LLC	Delaware
ATC Colombia B.V.	Netherlands
ATC Colombia Holding I LLC	Delaware
ATC Colombia Holding LLC	Delaware
ATC Colombia I LLC	Delaware
ATC CSR Foundation India	India
ATC Edge LLC	Delaware
ATC EH GmbH & Co KG	Germany
ATC Ethiopia Infrastructure Development Private Limited Company	Ethiopia
ATC Europe C.V. (1)	Netherlands
ATC Europe Coöperatief U.A.	Netherlands
ATC Europe LLC	Delaware
ATC European Holdings LLC (3)	Delaware
ATC Fibra de Colombia, S.A.S.	Colombia
ATC France Holding II SAS	France
ATC France Holding SAS	France
ATC France Réseaux SAS	France
ATC France Services SAS	France
ATC France SNC	France
ATC Germany Holding I B.V. (3)	Netherlands
ATC Germany Holding II B.V.	Netherlands
ATC Germany Holdings GmbH	Germany
ATC Germany Services GmbH	Germany
ATC Ghana ServiceCo Limited	Ghana
ATC Global Employment B.V.	Netherlands
ATC GP GmbH	Germany
ATC Green Grass LLC	Delaware
ATC Heston B.V.	Netherlands
ATC Iberia Holding LLC (3)	Delaware
ATC India Infrastructure Private Limited (1)	India
ATC Indoor DAS Holding LLC	Delaware
ATC Indoor DAS LLC	Delaware

ATC International Coöperatief U.A.	Netherlands
ATC International Financing B.V.	Netherlands
ATC International Financing II B.V.	Netherlands
ATC International Holding Corp.	Delaware
ATC Iris I LLC	Delaware
ATC Kenya Operations Limited	Kenya
ATC Kenya Services Limited	Kenya
ATC Managed Sites Holding LLC	Delaware
ATC Managed Sites LLC	Delaware
ATC MexHold LLC	Delaware
ATC Mexico Holding LLC	Delaware
ATC MIP III REIT Iron Holdings LLC	Delaware
ATC Niger Wireless Infrastructure S.A.	Niger
ATC Nigeria Coöperatief U.A.	Netherlands
ATC Nigeria Foundation Limited by Guarantee	Nigeria
ATC Nigeria Holding LLC	Delaware
ATC Nigeria Wireless Infrastructure Limited	Nigeria
ATC On Air + LLC	Delaware
ATC Operations LLC	Delaware
ATC Outdoor DAS, LLC	Delaware
ATC Paraguay Holding LLC	Delaware
ATC Paraguay S.R.L	Paraguay
ATC Peru Holding LLC	Delaware
ATC Ponderosa B-I LLC	Delaware
ATC Ponderosa B-II LLC	Delaware
ATC Ponderosa K LLC	Delaware
ATC Ponderosa K-R LLC	Delaware
ATC Rhine Holding LLC (3)	Delaware
ATC Scala Operations, S.L.U. (3)	Spain
ATC Sequoia LLC	Delaware
ATC Sitios de Chile S.A.	Chile
ATC Sitios de Colombia S.A.S.	Colombia
ATC Sitios del Peru S.R.L.	Peru
ATC Sitios Infraco S.A.S.	Colombia
ATC South Africa Investment Holdings (Proprietary) Limited	South Africa
ATC South Africa Services Pty Ltd	South Africa
ATC South Africa Wireless Infrastructure (Pty) Ltd	South Africa
ATC South America Holding LLC	Delaware
ATC South LLC	Delaware
ATC Tower (Ghana) LTD	Republic of Ghana
ATC Tower Services LLC	Delaware
ATC TRS I LLC	Delaware
ATC TRS II LLC	Delaware
ATC TRS III LLC	Delaware
ATC TRS IV LLC	Delaware
ATC TRS V LLC	Delaware
ATC Uganda Limited	Uganda
ATC Uganda ServiceCo - SMC Limited	Uganda
ATC Watertown LLC	Delaware

ATC WiFi LLC	Delaware
ATS-Needham LLC	Massachusetts
Blue Sky Towers Pty Ltd	South Africa
Blue Transfer Sociedad Anonima	Paraguay
Broadcast Towers, LLC	Delaware
California Tower, Inc.	Delaware
Cell Site NewCo II, LLC	Delaware
Cell Tower Lease Acquisition LLC	Delaware
Central States Tower Holdings, LLC	Delaware
CNC2 Associates, LLC	Delaware
Comfluent Acquisition, L.L.C.	Delaware
Communications Properties, Inc.	Delaware
Comunicaciones y Consumos S.R.L.	Argentina
Connectivity Infrastructure Services Limited	Nigeria
CoreSite 1099 14th Street NW, L.L.C.	Delaware
CoreSite 1275 K Street, L.L.C.	Delaware
CoreSite 32 Avenue of the Americas, L.L.C.	Delaware
CoreSite AT1 LLC	Georgia
CoreSite Data Center Services, Inc.	Delaware
CoreSite Denver, L.L.C.	Colorado
CoreSite DE3 DCS Inc. (6)	Delaware
CoreSite DE3 Venture LP (5)	Delaware
CoreSite GP LLC	Delaware
CoreSite One Wilshire, L.L.C.	Delaware
CoreSite RE DE3 GP LLC (4)	Delaware
CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C.	Delaware
CoreSite Real Estate 1656 McCarthy GP, L.L.C.	Delaware
CoreSite Real Estate 1656 McCarthy, L.P.	Delaware
CoreSite Real Estate 2 Emerson Lane, L.L.C.	Delaware
CoreSite Real Estate 2115 NW 22nd Street, L.L.C.	Delaware
CoreSite Real Estate 2901 Coronado GP, L.L.C.	Delaware
CoreSite Real Estate 2901 Coronado, L.P.	Delaware
CoreSite Real Estate 2950 Stender GP, L.L.C.	Delaware
CoreSite Real Estate 2950 Stender, L.P.	Delaware
CoreSite Real Estate 2972 Stender GP, L.L.C.	Delaware
CoreSite Real Estate 2972 Stender, L.P.	Delaware
CoreSite Real Estate 3001 Coronado GP, L.L.C.	Delaware
CoreSite Real Estate 3001 Coronado, L.P.	Delaware
CoreSite Real Estate 3032 Coronado GP, L.L.C.	Delaware
CoreSite Real Estate 3032 Coronado, L.P.	Delaware
CoreSite Real Estate 3045 Stender GP, L.L.C.	Delaware
CoreSite Real Estate 3045 Stender, L.P.	Delaware
CoreSite Real Estate 427 S. LaSalle, L.L.C.	Delaware
CoreSite Real Estate 55 S. Market Street, L.L.C.	Delaware
CoreSite Real Estate 70 Innerbelt, L.L.C.	Delaware
CoreSite Real Estate 900 N. Alameda GP, L.L.C.	Delaware
CoreSite Real Estate AT2 LLC	Delaware
CoreSite Real Estate CH1 Annex, L.L.C.	Delaware
CoreSite Real Estate CH2, L.L.C.	Delaware

CoreSite Real Estate DE3 LLC	Delaware
CoreSite Real Estate LA2 & LA3, L.P.	Delaware
CoreSite Real Estate LA5 GP LLC	Delaware
CoreSite Real Estate LA5 LP	Delaware
CoreSite Real Estate MI2 LLC	Delaware
CoreSite Real Estate NY4 LLC	Delaware
CoreSite Real Estate OR1 LLC	Delaware
CoreSite Real Estate RA1 LLC	Delaware
CoreSite Real Estate Sunrise Technology Park, L.L.C.	Delaware
CoreSite Real Estate SV9 GP, L.L.C.	Delaware
CoreSite Real Estate SV9, L.P.	Delaware
CoreSite Real Estate SV10 GP LLC	Delaware
CoreSite Real Estate SV10 LP	Delaware
CoreSite, L.L.C.	Delaware
CoreSite, L.P.	Delaware
DCS Tower Sub, LLC	Delaware
Eaton Towers Ghana Limited	Ghana
Eaton Towers Holdings Limited	Jersey
Eaton Towers Kenya Limited	Kenya
Eaton Towers Limited	United Kingdom
Ghana Tower InterCo B.V.	Netherlands
Global Tower Assets III, LLC	Delaware
Global Tower Assets, LLC	Delaware
Global Tower Holdings, LLC	Delaware
Global Tower Services, LLC	Delaware
Global Tower, LLC	Delaware
Gondola Tower Holdings LLC	Delaware
Grain HoldCo Parent, LLC	Delaware
Grain HoldCo, LLC	Delaware
GrainComm I, LLC	Delaware
GrainComm II, LLC	Delaware
GrainComm III, LLC	Delaware
GrainComm LLC	Delaware
GrainComm Marketing, LLC	Delaware
GrainComm V, LLC	Delaware
GTP Acquisition Partners I, LLC	Delaware
GTP Acquisition Partners II, LLC	Delaware
GTP Acquisition Partners III, LLC	Delaware
GTP Costa Rica Finance, LLC	Delaware
GTP Infrastructure I, LLC	Delaware
GTP Infrastructure II, LLC	Delaware
GTP Infrastructure III, LLC	Delaware
GTP Investments LLC	Delaware
GTP LATAM Holdings B.V.	Netherlands
GTP LatAm Holdings Coöperatieve U.A.	Netherlands
GTP Operations CR, S.R.L.	Costa Rica
GTP South Acquisitions II, LLC	Delaware
GTP Structures I, LLC	Delaware
GTP Structures II, LLC	Delaware

GTP Torres CR, S.R.L.	Costa Rica
GTP Towers I, LLC	Delaware
GTP Towers II, LLC	Delaware
GTP Towers III, LLC	Delaware
GTP Towers IV, LLC	Delaware
GTP Towers IX, LLC	Delaware
GTP Towers V, LLC	Delaware
GTP Towers VII, LLC	Delaware
GTP Towers VIII, LLC	Delaware
GTP TRS I LLC	Delaware
GTPI HoldCo, LLC	Delaware
Haysville Towers, LLC (1)	Kansas
InSite (BCEC) LLC	Delaware
InSite (MBTA) LLC	Delaware
InSite Borrower, LLC	Delaware
InSite Guarantor, LLC	Delaware
InSite Hawaii, LLC	Delaware
InSite Issuer, LLC	Delaware
InSite Licensing, LLC	Delaware
InSite Tower Services LLC	Delaware
InSite Towers Development 2, LLC	Delaware
InSite Towers Development LLC	Delaware
InSite Towers International 2, LLC	Delaware
InSite Towers International Development LLC	Delaware
InSite Towers International, LLC	Delaware
InSite Towers of Puerto Rico, LLC	Puerto Rico
InSite Towers, LLC	Delaware
InSite Wireless Development LLC	Delaware
InSite Wireless Group, LLC	Delaware
Invisible IWG Holdings, LLC	Delaware
Invisible Towers LLC	Delaware
IW Equipment, LLC	Delaware
IWD Equipment, LLC	Delaware
IWG Holdings, LLC	Delaware
IWG II Holdings, LLC	Delaware
IWG II, LLC	Delaware
IWG Towers Assets I, LLC	Delaware
IWG Towers Assets II, LLC	Delaware
IWG-TLA Encanto 1, LLC	Delaware
IWG-TLA Encanto 3, LLC	Delaware
IWG-TLA Holdings, LLC	Delaware
IWG-TLA Media 2, LLC	Delaware
IWG-TLA Media, LLC	Delaware
IWG-TLA Telecom, LLC	Delaware
Kirtonkhola Tower Bangladesh Limited (1)	Bangladesh
Lap do Brasil Empreendimentos Imobiliários Ltda	Brazil
LAP Inmobiliaria Limitada	Chile
LAP Inmobiliaria S.R.L.	Peru
LL B Sheet 1, LLC	Delaware

Loxel SAS	France
MATC Digital, S. de R.L. de C.V.	Mexico
MATC Infraestructura, S. de R.L. de C.V.	Mexico
MATC Servicios, S. de R.L. de C.V.	Mexico
MC New Macland Properties, LLC	Georgia
MCSU Properties, LLC	Georgia
MHB Tower Rentals of America, LLC	Mississippi
Microwave, Inc.	Delaware
MIP III Iron Holdings LLC	Delaware
Mountain Communications, LLC	California
Municipal Bay, LLC	Delaware
Municipal-Bay Holdings, LLC	Delaware
New Towers LLC	Delaware
PCS Structures Towers, LLC	Delaware
PT. Transcend Tower Infrastructure Indonesia (1)	Indonesia
R-CAL I, LLC	Delaware
Repeater Communications Group I, LLC	New York
Repeater Communications Group II, LLC	New York
Repeater Communications Group III, LLC	New York
Repeater Communications Group IV, LLC	New York
Repeater Communications Group of New York, LLC	New York
Repeater Communications Group V, LLC	New York
Repeater Communications Group VI, LLC	New York
Repeater Communications Group, LLC	New York
Repeater IWG Holdings, LLC	Delaware
Richland Towers, LLC	Delaware
RSA Media LLC	Massachusetts
SpectraSite Communications, LLC	Delaware
SpectraSite, LLC	Delaware
T8 Ulysses Site Management LLC	Delaware
Telecom Lease Advisors Management 2, LLC	Delaware
TLA PR-2, LLC	Delaware
Tower Management, Inc. (4)	Indiana
TowerCo1 Infraestrutura e Participações S.A.	Brazil
Towers of America, L.L.L.P.	Delaware
Transcend Infrastructure Holdings Pte. Ltd.	Singapore
Transcend Towers Infrastructure (Philippines), Inc.	Philippines
Tysons II DAS, LLC	Delaware
Uganda Tower Interco B.V.	Netherlands
Ulysses Asset Sub I, LLC	Delaware
Ulysses Asset Sub II, LLC	Delaware
UniSite, LLC	Delaware
UniSite/Omnipoint FL Tower Venture, LLC (1)	Delaware
UniSite/Omnipoint NE Tower Venture, LLC (1)	Delaware
UniSite/Omnipoint PA Tower Venture LLC (1)	Delaware
U.S. Colo, LLC	California
U.S. Colo. LLC	Nevada
US Colo Holding Company, L.L.C.	Delaware
US Colo @ 800 Hope LLC	Nevada

Vangard Wireless, LLC	Delaware
Verus Management One, LLC	Delaware
Viridi IWG Holdings, LLC	Delaware

(1)Majority interest owned by a wholly owned subsidiary.
(2)Majority interest owned by a majority owned subsidiary.
(3)Wholly owned by a majority owned subsidiary.
(4)50% owned by a wholly owned subsidiary.
(5)Minority interest owned by a wholly owned subsidiary.
(6)Wholly owned by a joint venture subsidiary.